CIT Equipment Trust 2000-1
General Composition
at June 30, 2002

                                         Weighted            Weighted              Average
                       Current            Average             Average              Required
    Number            Required           Original            Remaining              Payoff
      of               Payoff              Term                Term                 Amount
  Contracts            Amount             (Range)             (Range)               (Range)
  ----------           ------             -------             -------               -------
    37,787          $183,480,529         63.9 months         30.9 months            $4,856
                                     (24 to 196 months)   (0 to 105 months)   ($0 to $3,908,023)


Type of Contract
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                        Number         Number         Required      Required
                                          of             of            Payoff        Payoff
Type of Contract                       Contracts      Contracts        Amount        Amount
----------------                       ---------      ---------        ------        ------
True Leases                              27,571         72.96%      $105,397,598      57.44%
Finance Leases                           10,053         26.60         55,213,352      30.09
Loans/Conditional Sales                     163          0.43         22,869,579      12.46
                                         ------        ------       ------------     ------
   Total                                 37,787        100.00%      $183,480,529     100.00%
                                         ======        ======       ============     ======

CIT Equipment Trust 2000-1
Geographical Diversity
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                        Number         Number         Required      Required
                                          of             of            Payoff        Payoff
State                                  Contracts      Contracts        Amount        Amount
-----                                  ---------      ---------        ------        ------
Alabama                                    408           1.08%      $  1,419,652       0.77%
Alaska                                      83           0.22            185,945       0.10
Arizona                                    491           1.30          2,124,259       1.16
Arkansas                                   179           0.47          1,000,334       0.55
California                               4,817          12.75         23,688,727      12.91
Colorado                                   782           2.07          2,710,739       1.48
Connecticut                                600           1.59          2,733,598       1.49
Delaware                                   125           0.33            372,086       0.20
District of Columbia                       277           0.73          1,289,806       0.70
Florida                                  2,343           6.20         10,325,388       5.63
Georgia                                  1,118           2.96          4,478,973       2.44
Hawaii                                     166           0.44            284,688       0.16
Idaho                                      129           0.34            527,737       0.29
Illinois                                 1,690           4.47         10,809,240       5.89
Indiana                                    539           1.43          2,406,789       1.31
Iowa                                       341           0.90          1,540,563       0.84
Kansas                                     204           0.54            826,179       0.45
Kentucky                                   271           0.72          1,203,533       0.66
Louisiana                                  299           0.79            708,314       0.39
Maine                                      101           0.27            114,533       0.06
Maryland                                   700           1.85          2,785,365       1.52
Massachusetts                            1,469           3.89          6,150,817       3.35
Michigan                                 1,308           3.46          7,245,826       3.95
Minnesota                                  576           1.52          3,200,328       1.74
Mississippi                                179           0.47            598,743       0.33
Missouri                                   411           1.09          1,595,617       0.87
Montana                                    109           0.29            246,549       0.13
Nebraska                                   137           0.36            694,363       0.38
Nevada                                     206           0.55          1,833,757       1.00
New Hampshire                              256           0.68          2,197,134       1.20
New Jersey                               2,476           6.55         15,688,645       8.55
New Mexico                                 187           0.49            778,568       0.42
New York                                 3,737           9.89         17,722,400       9.66
North Carolina                             964           2.55          4,034,465       2.20
North Dakota                                44           0.12            124,847       0.07
Ohio                                     1,142           3.02          5,093,396       2.78
Oklahoma                                   268           0.71            936,309       0.51
Oregon                                     423           1.12          1,472,300       0.80
Pennsylvania                             1,787           4.73          8,475,244       4.62
Puerto Rico                                  1           0.00                757       0.00
Rhode Island                               150           0.40            526,420       0.29
South Carolina                             373           0.99          2,156,276       1.18
South Dakota                                41           0.11            102,933       0.06
Tennessee                                  649           1.72          2,518,132       1.37
Texas                                    2,657           7.03         17,090,029       9.31
Utah                                       266           0.70          2,230,001       1.22
Vermont                                    110           0.29            336,018       0.18
Virginia                                   845           2.24          3,103,298       1.69
Washington                                 732           1.94          3,339,900       1.82
West Virginia                              122           0.32            302,789       0.17
Wisconsin                                  438           1.16          1,992,835       1.09
Wyoming                                     61           0.16            155,384       0.08
                                        ------         ------       ------------     ------
   Total                                37,787         100.00%      $183,480,529     100.00%
                                        ======         ======       ============     ======

CIT Equipment Trust 2000-1
Payment Status
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                        Number         Number         Required      Required
                                          of             of            Payoff        Payoff
Days Delinquent                        Contracts      Contracts        Amount        Amount
---------------                        ---------      ---------        ------        ------
Current, including 1 to 30 day
   delinquent contracts                  35,068         92.80%      $170,164,600      92.74%
31-60 days delinquent                     1,376          3.64          7,035,122       3.83
61-90 days delinquent                       591          1.56          3,315,806       1.81
91-120 days delinquent                      322          0.85          1,057,914       0.58
Over 120 days delinquent                    430          1.14          1,907,088       1.04
                                         ------        ------       ------------     ------
   Total                                 37,787        100.00%      $183,480,529     100.00%
                                         ======        ======       ============     ======


Equipment Type
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                        Number         Number         Required      Required
                                          of             of            Payoff        Payoff
Type of Equipment                      Contracts      Contracts        Amount        Amount
-----------------                      ---------      ---------        ------        ------
Telecommunications                        9,199         24.34%      $ 76,526,923      41.71%
Computers & Point-of-Sale                25,625         67.81         48,427,927      26.39
Medical / Healthcare                        151          0.40         27,480,917      14.98
General Office Equipment / Copiers          878          2.32          7,158,117       3.90
Construction                                377          1.00          6,755,423       3.68
Computer Software                            90          0.24          4,122,216       2.25
Other(1)                                  1,008          2.67          4,076,667       2.22
Manufacturing                               150          0.40          3,942,487       2.15
Printing                                    142          0.38          2,344,839       1.28
Transportation                              111          0.29          1,763,015       0.96
Commercial / Retail Fixtures                 23          0.06            563,185       0.31
Automotive Diagnostic Equipment              28          0.07            243,224       0.13
Resources                                     4          0.01             51,265       0.03
Industrial                                    1          0.00             24,324       0.01
                                         ------        ------       ------------     ------
   Total                                 37,787        100.00%      $183,480,529     100.00%
                                         ======        ======       ============     ======

(1) Includes $126,310 as the largest and $4,044 as the average Required Payoff Amount

CIT Equipment Trust 2000-1
Required Payoff Amount
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                        Number         Number         Required      Required
                                          of             of            Payoff        Payoff
Required Payoff Amount                 Contracts      Contracts        Amount        Amount
----------------------                 ---------      ---------        ------        ------
0 - 5,000.00                             32,141         85.06%      $ 42,149,894      22.97%
5,000.01 - 10,000.00                      2,801          7.41         19,655,050      10.71
10,000.01 - 15,000.00                       968          2.56         11,785,365       6.42
15,000.01 - 25,000.00                       808          2.14         15,555,642       8.48
25,000.01 - 50,000.00                       599          1.59         20,977,356      11.43
50,000.01 - 100,000.00                      270          0.71         18,207,935       9.92
100,000.01 - 150,000.00                      76          0.20          9,346,372       5.09
150,000.01 - 250,000.00                      65          0.17         12,398,816       6.76
250,000.01 - 500,000.00                      41          0.11         14,106,717       7.69
500,000.01 - 1,000,000.00                    13          0.03          8,803,551       4.80
1,000,000.01- 2,000,000.00                    3          0.01          3,599,628       1.96
2,000,000.01- 3,000,000.00                    1          0.00          2,986,180       1.63
3,000,000.01- 4,000,000.00(1)                 1          0.00          3,908,023       2.13
                                         ------        ------       ------------     ------
   Total                                 37,787        100.00%      $183,480,529     100.00%
                                         ======        ======       ============     ======


(1) Includes $3,908,023 as the largest Required Payoff Amount.


Remaining Term
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                        Number         Number         Required      Required
                                          of             of            Payoff        Payoff
Remaining Terms of Contracts           Contracts      Contracts        Amount        Amount
----------------------------           ---------      ---------        ------        ------
        (months)
  0-12                                   27,488         72.74%      $ 50,247,155      27.39%
 13-24                                    4,041         10.69         25,271,652      13.77
 25-36                                    6,025         15.94         77,363,879      42.16
 37-48                                      139          0.37          2,969,679       1.62
 49-60                                       45          0.12          6,288,034       3.43
 61-72                                        3          0.01            652,390       0.36
 73-84                                        0          0.00                  0       0.00
 85-96                                       45          0.12         19,952,595      10.87
 97-108                                       1          0.00            735,144       0.40
                                         ------        ------       ------------     ------
   Total                                 37,787        100.00%      $183,480,529     100.00%
                                         ======        ======       ============     ======

CIT Equipment Trust 2000-1
Types of Obligor
at June 30, 2002

                                                       % of
                                                       Total                          % of
                                        Number         Number         Required      Required
                                          of             of            Payoff        Payoff
Type of Obligor                        Contracts      Contracts        Amount        Amount
---------------                        ---------      ---------        ------        ------
Service Organizations(1)                 12,313         32.59%      $ 50,738,081      27.65%
Professional(2)                           2,603          6.89         31,717,892      17.29
Manufacturing                             3,379          8.94         29,070,425      15.84
Retail & Wholesale                        5,326         14.09         24,312,331      13.25
Financial Services                        2,610          6.91         13,381,317       7.29
Other(3)                                  7,439         19.69         12,201,130       6.65
Transportation                            1,299          3.44          9,242,075       5.04
Medical                                     434          1.15          6,327,551       3.45
Construction                              1,532          4.05          3,705,741       2.02
Resources                                   478          1.26            956,769       0.52
Print Center                                266          0.70            670,829       0.37
Machine Tools                                22          0.06            601,692       0.33
Government                                   86          0.23            554,695       0.30
                                         ------        ------       ------------     ------
   Total                                 37,787        100.00%      $183,480,529     100.00%
                                         ======        ======       ============     ======

(1) Primarily Business Services (25%); Engineering, Accounting and Research (18%); Other Service Organizations (18%); and Membership Organizations (14%)

(2)  Primarily Healthcare Professionals (85%) and Legal Professionals (10%)

(3) Includes $267,893 as the largest Required Payoff Amount belonging to single obligor


As shown in the table above, the servicer's records list 6.65% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 4.87% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 1.81% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

                                                                                      % of
                                         Number                      Required       Required
Obligors (including contracts              of                         Payoff         Payoff
   securing vendor loans)               Contracts                     Amount         Amount
-----------------------------           ---------                     ------         ------
Top 5                                      337                      $13,260,100       7.23%


The industries in which the top 5 obligors conduct business are Manufacturing, Retail and Wholesale, Medical, and Financial Services.

CIT Equipment Trust 2000-1
Scheduled Payment
at June 30, 2002


         Collection                      Scheduled                     Collection             Scheduled
           Period                        Cashflows                      Period                Cashflows
           ------                        ---------                      ------                ---------
        Positive Rent Due                4,554,794.39
                July-2002               11,022,136.37                  December-2006          410,468.27
              August-2002               11,756,776.26                   January-2007          466,435.38
           September-2002               11,646,242.32                  February-2007          434,753.18
             October-2002               11,934,625.66                     March-2007          384,120.38
            November-2002               11,100,948.34                     April-2007          310,870.18
            December-2002               10,644,436.41                       May-2007          310,870.18
             January-2003                9,306,899.01                      June-2007          310,870.18
            February-2003                7,607,945.57                      July-2007          315,109.15
               March-2003                6,107,446.99                    August-2007          314,794.82
               April-2003                5,007,374.85                 September-2007          314,794.82
                 May-2003                4,938,643.62                   October-2007          314,794.82
                June-2003                5,085,410.56                  November-2007          314,794.82
                July-2003                4,931,829.35                  December-2007          314,794.82
              August-2003                4,677,841.97                   January-2008          314,794.82
           September-2003                4,489,923.18                  February-2008          314,794.82
             October-2003                4,447,941.73                     March-2008          305,526.84
            November-2003                4,376,452.20                     April-2008          305,526.84
            December-2003                4,202,814.09                       May-2008          305,526.84
             January-2004                4,034,689.61                      June-2008          305,526.84
            February-2004                3,865,209.63                      July-2008          305,526.84
               March-2004                3,615,103.62                    August-2008          305,526.84
               April-2004                3,548,300.07                 September-2008          305,526.84
                 May-2004                3,499,209.40                   October-2008          305,526.84
                June-2004                3,614,025.88                  November-2008          305,526.84
                July-2004                3,325,497.21                  December-2008          305,526.84
              August-2004                3,227,940.47                   January-2009          305,526.84
           September-2004                3,172,658.32                  February-2009          305,526.84
             October-2004                3,072,067.72                     March-2009          305,526.84
            November-2004                2,741,206.27                     April-2009          305,526.84
            December-2004                2,313,505.26                       May-2009          305,526.84
             January-2005                1,762,623.27                      June-2009          305,526.84
            February-2005                1,248,633.25                      July-2009          305,526.84
               March-2005                  754,635.77                    August-2009          305,526.84
               April-2005                  581,306.53                 September-2009          305,526.84
                 May-2005                  561,768.26                   October-2009          303,745.84
                June-2005                  537,477.13                  November-2009          303,745.84
                July-2005                  519,903.81                  December-2009          303,745.84
              August-2005                  511,994.54                   January-2010          490,437.77
           September-2005                  506,328.56                  February-2010          200,601.11
             October-2005                  503,273.71                     March-2010           89,737.20
            November-2005                  498,582.56                     April-2010           25,919.07
            December-2005                  480,527.87                       May-2010           25,919.07
             January-2006                  478,283.15                      June-2010           26,419.64
            February-2006                  469,469.89                      July-2010            9,472.71
               March-2006                  484,633.14                    August-2010            9,472.71
               April-2006                  451,336.40                 September-2010            9,472.71
                 May-2006                  446,844.89                   October-2010            9,472.71
                June-2006                  446,844.89                  November-2010            9,472.71
                July-2006                  446,844.89                  December-2010            9,472.71
              August-2006                  441,729.15                   January-2011            9,472.71
           September-2006                  440,122.70                  February-2011            9,472.71
             October-2006                  440,122.70                     March-2011            9,472.71
            November-2006                  482,274.59                     April-2011                 -
